KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marilyn G. Fedak, Andrew L. Gangolf, Nancy E. Hay, Stephen J. Laffey, Christina A. Morse, and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A and any other filings of Sanford C. Bernstein Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Marilyn G. Fedak
                                                  ------------------------------
                                                  Marilyn G. Fedak

Dated: August 24, 2007

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marilyn G. Fedak, Andrew L. Gangolf, Nancy E. Hay, Stephen J. Laffey, Christina A. Morse, and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Sanford C. Bernstein Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Irwin Engleman
                                                  ------------------------------
                                                  Irwin Engleman

Dated: February 14, 2007

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marilyn G. Fedak, Andrew L. Gangolf, Nancy E. Hay, Stephen J. Laffey, Christina A. Morse, and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Sanford C. Bernstein Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Bart Friedman
                                                  ------------------------------
                                                  Bart Friedman
--------

Dated: February 14, 2007

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marilyn G. Fedak, Andrew L. Gangolf, Nancy E. Hay, Stephen J. Laffey, Christina A. Morse, and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Sanford C. Bernstein Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ William Kristol
                                                  ------------------------------
                                                  William Kristol
--------

Dated: February 14, 2007

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marilyn G. Fedak, Andrew L. Gangolf, Nancy E. Hay, Stephen J. Laffey, Christina A. Morse, and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Sanford C. Bernstein Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Donald K. Peterson
                                                  ------------------------------
                                                  Donald K. Peterson
--------

Dated: September 26, 2007

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marilyn G. Fedak, Andrew L. Gangolf, Nancy E. Hay, Stephen J. Laffey, Christina A. Morse, and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Sanford C. Bernstein Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Thomas B. Stiles II
                                                  ------------------------------
                                                  Thomas B. Stiles II

Dated: February 14, 2007

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marilyn G. Fedak, Andrew L. Gangolf, Nancy E. Hay, Stephen J. Laffey, Christina A. Morse, and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Sanford C. Bernstein Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Rosalie J. Wolf
                                                  ------------------------------
                                                  Rosalie J. Wolf

Dated: February 14, 2007